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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): May 13, 1999



                                  GO2NET, INC.
             (Exact Name of Registrant as Specified in its Charter)



       Delaware                         0-22047               91-1710182
(State or other jurisdiction of   (Commission File           (IRS Employer
incorporation or organization)        Number)             Identification Number)


    999 Third Avenue, Suite 4700
             Seattle, WA                             98104
  (Address of principal executive                 (Zip Code)
         offices)


        Registrant's telephone number, including area code (206) 447-1595


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Item 2.  Acquisition or Disposition of Assets

         On May 13, 1999, Go2Net, Inc., a Delaware corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Agreement") by and among the Company, VA Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Company ("Acquisition"), IQC Corporation, a California corporation ("IQC"), and the security holders of IQC, pursuant to which Acquisition was merged with and into IQC (the "Merger"). As a result of the Merger, IQC became a wholly-owned subsidiary of the Company. It is intended that the Merger will qualify as a tax-free reorganization.

         In the Merger, all outstanding shares of Common Stock of IQC and options to purchase Common Stock of IQC were converted into 148,602 shares and options to purchase shares of Common Stock, par value $.01 per share, of the Company at an exchange ratio of .0161875. All outstanding options to purchase Common Stock of IQC have been assumed by the Company.

         Under the terms of the Agreement and related Escrow Agreement dated as of May 13, 1999, an aggregate of 14,861 shares and options to purchase shares of Common Stock of the Company will be held in escrow for the purpose of indemnifying the Company against certain liabilities of IQC and its security holders. The escrow will expire on the earlier of (i) the date the Company has received a signed opinion from its independent auditors certifying the Company's financial statements for the fiscal year ending September 30, 1999 in connection with their completion of the audit of such financial statements, and (ii) the first anniversary of the Merger.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)      Financial Statements of Business Acquired.

                           Pursuant to the instructions to Item 7 of Form 8-K, the financial information required by Item 7(a) will be filed by Amendment within 60 days of the date of this filing.

                  (b)      Pro Forma Financial Information.

                           Pursuant to the instructions to Item 7 of Form 8-K, the financial information required by Item 7(b) will be filed by Amendment within 60 days of the date of this filing.

                  (c)      Exhibits

                           Agreement and Plan of Merger dated as of May 13, 1999 by and among Go2Net, Inc., VA Acquisition Corp., IQC Corporation and the shareholders and optionholders of IQC Corporation.



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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                  GO2NET, INC.

Date:  May 28, 1999               By: /s/  Russell C. Horowitz
                                     ----------------------------
                                     Russell C. Horowitz
                                     President and Chief Executive Officer